--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 (1)

       Date of Report (Date of earliest event reported): Novmber 24, 2009

                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

 Delaware                            333-02302               74-1803105
(State or other                     (Commission             (IRS Employer
 jurisdiction of                     File Number)            Identification No.)
 incorporation)


                        1000 Wilson Boulevard, Suite 2700
                               Arlington, VA 22209
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  703-647-8700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

(1) Pursuant to Section 15(d) of the Securities Exchange Act of 1934, the Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2009, but the Company agreed under the terms of certain long-term debt to continue these filings in the future.

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On November 24, 2009, in response to a comment raised by the staff of the Securities and Exchange Commission ("SEC") concerning the segment disclosures for Allbritton Communications Company (the "Company"), management and the Board of Directors of the Company, upon recommendation of the Audit Committee, concluded that the previous segment disclosures should be restated. This restatement will be presented for all periods in its Annual Report on Form 10-K for the year ended September 30, 2009. The Company has concluded that its restated segment disclosures consist of three reportable segments, WJLA/NewsChannel 8, Other Television Stations and Politico, in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification 280, Segment Reporting (ASC 280).

     As the restatement relates only to the disclosure of the Company's segment information, the previously reported amounts in the Consolidated Statements of Operations and Retained Earnings, Consolidated Balance Sheets, and Consolidated Statements of Cash Flows will remain unchanged. In addition, the restatement has no effect on the liquidity or the debt covenant compliance of the Company.

     The segment disclosures in the Company's financial statements for the fiscal years ended September 30, 2008 and 2007 and for each of the quarterly periods during the fiscal years ended September 30, 2008 and 2009 will be restated. As a result, such financial statements should no longer be relied upon. This restatement, which will be incorporated into the Annual Report on Form 10-K for the year ended September 30, 2009, will revise the segment information included in the aforementioned financial statements. The Company expects to file its Annual Report on Form 10-K for the year ended September 30, 2009 on or before December 29, 2009.

     The Company's management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this current report on Form 8-K with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLBRITTON COMMUNICATIONS COMPANY
                                                     (Registrant)


  November 27, 2009                              /s/ Stephen P. Gibson
-----------------------                       ----------------------------------
         Date                                 Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer







                                      -2-